UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 5, 2004
                                                   ----------------

                          GVI SECURITY SOLUTIONS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                    000-21295              77-0436410
       --------                    ---------              ----------
(State or other jurisdiction      (Commission         (I.R.S. Employer
 of incorporation)                 File Number)        Identification Number)



           2801 Trade Center Drive, Suite 120, Carrollton, Texas 75007
          ------------------------------------------------------------
               (Address of principal executive office) (Zip Code)


      Registrant's telephone number, including area code: (972) 245-7353
                                                          --------------

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On November 5, 2004, GVI Security Solutions, Inc. (the "Company") entered into a Memorandum of Understanding (the "Agreement") with E&S International Enterprises, Inc. ("ESI"). A copy of the Agreement has been filed as Exhibit 10.1 to this Report and is incorporated herein by reference.

          Pursuant to the Agreement, ESI will be the Company's exclusive distributor to retailers of consumer security products purchased by the Company from manufacturers. ESI will purchase these products from the Company at an initial price equal to 108% of the base cost to the Company, and the Company will be responsible for all warranty obligations with respect to the products, including servicing and supporting such products. The Agreement is for an initial term of three years and will automatically renew for one-year periods unless ESI provides notice to the Company at least 90-day's prior to the then end of the term of the Agreement of its intention not to renew the Agreement, subject to early termination rights of ESI as set forth in the Agreement.

         Pursuant to the Agreement, the Company has agreed to issue ESI warrants to purchase 3,000,000 shares of the Company's common stock at a price equal to the lowest offering price of the common stock in an offering of the Company's securities consummated prior to December 31, 2004 that results in gross proceeds to the Company of at least $10 million, or if no such offering is consummated, at a price of $1.50 per share. In addition, ESI may be issued up to an additional 3,000,000 shares of common stock upon attaining certain sales goals provided for in the Agreement.

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 8, 2004, the Company issued a press release providing guidance for its third quarter ended September 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES.

         As described more fully under Item 1.01 above, on November 5, 2004, in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Act") pursuant to Section 4(2) of the Act, the Company agreed to issue to ESI (i) a warrant to purchase 3,000,000 shares of the Company's common stock, and (ii) subject to conditions set forth in the Agreement, 3,000,000 shares of common stock.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit 10.1 Memorandum of Understanding dated November 5, 2005 between the Company and ESI.

Exhibit 99.1      Press Release dated November 8, 2004.


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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 8, 2004

                                   GVI SECURITY SOLUTIONS, INC.


                                   By:  /s/ Nazzareno E. Paciotti
                                      -----------------------------------------

                                       Name:  Nazzareno Paciotti
                                       Title: Chief Executive Officer and Chief
                                       Financial Officer



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                                  EXHIBIT INDEX
                                  -------------

No.         Description
---         -----------

10.1 Memorandum of Understanding dated November 5, 2005 between the Company and ESI.

99.1        Press Release dated November 8, 2004.